EXHIBIT 99.2

DarkPulse Technologies Inc.

Consolidated Financial Statements

For the Years Ended December 31, 2017 and 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Stockholders of Darkpulse Technologies Inc.

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of Darkpulse Technologies Inc. (the Company) as of December 31, 2017 and 2016, and the related consolidated statements of operations, stockholders’ deficit, and cash flows for the years then ended, and the related notes to the consolidated financial statements (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2017 and 2016, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has incurred a net losses for the years ended December 31, 2017 and 2016. Additionally, the Company has working capital and accumulated deficits as December 31, 2017. These and other factors raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plan regarding these matters is also described in Note 2 to the financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/  D. Brooks and Associates CPA’s, P.A.

We have served as the Company’s auditor since 2018.

Palm Beach Gardens, Florida

November 16, 2018

D. Brooks and Associates CPA’s, P.A. 4440 PGA Boulevard Suite 104, Palm Beach Gardens, FL 33410 – (561) 429-6225

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DARKPULSE TECHNOLOGIES INC.

CONSOLIDATED BALANCE SHEETS

	DECEMBER 31,
	2017	2016

ASSETS

CURRENT ASSETS:

Cash	$8,025	$–
Cash held by officer of variable interest entity	10,650	–

TOTAL CURRENT ASSETS	18,675	–

Other Assets	7,275	–
Patents, net	537,960	588,988

TOTAL ASSETS	$563,910	$588,988

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES:

Accounts payable	$10,000	$–
Accrued interest expenses	33,594	–
Due to UNB	33,385	–

TOTAL CURRENT LIABILITIES	76,979	–

Secured Debenture	1,193,015	1,115,790

TOTAL LIABILITIES	1,269,994	1,115,790

STOCKHOLDERS' DEFICIT:
Common stock, no par value, unlimited shares authorized 100 shares issued and outstanding	–	–
Non-controlling interest in a variable interest entity and subsidiary	25,808	–
Accumulated other comprehensive income	298,908	376,135
Accumulated deficit	(1,030,800)	(902,936)

TOTAL STOCKHOLDERS' DEFICIT	(706,084)	(526,802)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$563,910	$588,988

The accompanying notes are an integral part of these consolidated financial statements.

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DARKPULSE TECHNOLOGIES INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

	FOR THE YEARS ENDED DECEMBER 31,
	2017	2016

REVENUES	$–	$–

OPERATING EXPENSES
Computer and internet	1,250	–
Meals	75	–
Bank service charges	321	–
Office supplies	650	–
Consulting expense	10,000	–
Research and development	33,385	–
Marketing expense	11,299	–
Amortization of patents	51,028	65,947
Impairment of patents	–	208,869
TOTAL OPERATING EXPENSES	108,008	274,816

OPERATING LOSS	(108,008)	(274,816)

OTHER EXPENSE
Interest expense	(32,296)	–
NET LOSS	(140,303)	(274,816)
Net loss attributable to non-controlling interests in variable interest entity and subsidiary	12,439	–
Net loss attributable to Company stockholders	$(127,864)	$(274,816)

LOSS PER SHARE
Basic and Diluted	$(1,279)	$(2,748)

WEIGHTED AVERAGE SHARES OUTSTANDING:
Basic and Diluted	100	100

The accompanying notes are an integral part of these consolidated financial statements.

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DARKPULSE TECHNOLOGIES INC.

CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS

	FOR THE YEARS ENDED DECEMBER 31,
	2017	2016

NET LOSS	$(127,864)	$(274,816)

OTHER COMPREHENSIVE LOSS
Unrealized Loss on Foreign Exchange	(77,226)	(32,555)
COMPREHENSIVE LOSS	$(205,090)	$(307,371)

The accompanying notes are an integral part of these consolidated financial statements.

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DARKPULSE TECHNOLOGIES INC.

CONSOLIDATED STATEMENT OF STOCKHOLDERS' DEFICIT

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

				Non-	Accumulated
			Additional	Controlling	Other
	Common Stock		Paid in	Interest in	Comprehensive	Accumulated
	Shares	Amount	Capital	Subsidiary	Income	Deficit	Total

Balance - January 1, 2016	100	$–	$–	$–	$408,689	$(628,120)	$(219,431)

Foreign currency adjustment	–	–	–	–	(32,555)	–	(32,555)

Net loss	–	–	–	–	–	(274,816)	(274,816)

Balance - December 31, 2016	100	–	–	–	376,134	(902,936)	(526,802)

Net loss	–	–	–	(12,439)	–	(127,864)	(140,303)

Foreign currency adjustment	–	–	–	–	(77,226)	–	(77,226)

Sale of interest in subsidiary	–	–	–	38,247	–	–	38,247

Balance - December 31, 2017	100	$–	–	$25,808	$298,908	$(1,030,800)	$(706,084)

The accompanying notes are an integral part of these consolidated financial statements.

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DARKPULSE TECHNOLOGIES INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	FOR THE YEARS ENDED DECEMBER 31,
	2017	2016

Cash Flows From Operating Activities:
Net Loss	$(140,303)	$(274,816)
Adjustments to reconcile net loss to net cash used in operations:
Impairment loss	–	208,869
Amortization	51,028	65,947
Change in operating assets and liabilities:
Accounts Payable	10,000	–
Accrued expenses	1,299	–
Accrued interest	32,296	–
Due to UNB	33,385	–
Net Cash Used in Operating Activities	(12,296)	–

Investing Activities:
Purchase of other assets	(7,275)	–
Net Cash Used in Investing Activities	(7,275)	–

Financing Activities:
Proceeds from sale of interest in subsidiary	38,247	–
Net Cash Provided by Financing Activities	38,247	–

Net Cash Increase	18,675	–
Cash, Beginning of Year	–	–
Cash including cash held by officer of variable interest entity, End of Year	$18,675	$–

Supplementary Cash Flow Information:
Interest paid in cash	$–	$–
Taxes paid in cash	$–	$–

The accompanying notes are an integral part of these consolidated financial statements.

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DARKPULSE TECHNOLOGIES INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2017 and 2016

NOTE 1 - Nature of Operations

DarkPulse Technologies Inc. ("DarkPulse", or "DPTI", or "the Company") is a Canadian corporation incorporated in December 2010 for the purpose of commercializing its patented intrusion detection technology, that provides rapid, accurate measurement and monitoring of temperatures, strains, and stresses.

DarkPulse is a technology-security company, originally started as a technology spinout from the University of New Brunswick, Fredericton, Canada. DarkPulse is comprised of two security platforms: Fiber and Ultra-High Sensitivity Sensors ("UHSS").

The Company’s security and monitoring systems will initially be delivered in applications for border security, pipelines, the oil and gas industry and mine safety. Current uses of fiber optic distributed sensor technology have been limited to quasi-static, long-term structural health monitoring due to the time required to obtain the data and its poor precision. DarkPulse patented sensor technologies enable the monitoring of highly dynamic environments due to its more than 200 times greater resolution and eight times greater accuracy.

In December 2010, the Company entered into an Assignment Agreement with the University of New Brunswick, Canada ("the University") wherein the University sold, transferred, and assigned certain patents (the "patents") to the Company in exchange for the issuance of a Debenture to the University in the amount of C$1,500,000 (Canadian dollars). In April 2017, the Company entered into an Intellectual Property agreement with the University in exchange for the issuance of a replacement Debenture to the University in the amount of C$1,500,000 (Canadian dollars). The patents and the Debenture were initially recorded in the Company’s accounts at $1,491,923, based upon the exchange rate between the US dollar and the Canadian dollar on December 16, 2010, the date of the original Debenture. In addition to repayment of principal and interest, the Debenture requires the Company to pay the University a two percent royalty on sales of any and all products or services which incorporate the patents for a period of five years commencing April 24, 2018, as well as to reimburse the University for its patent related costs.

On September 5, 2017, DarkPulse Technology Holdings Inc, a subsidiary of the Company, entered into a Strategic Alliance Agreement with Bravatek Solutions Inc., ("Bravatek") a Colorado corporation, for the purpose of promoting the Company’s products, and pursuant to which the Company will cross-promote Bravatek’s products and services, and Bravatek will be paid sales commissions for clients introduced to the Company by Bravatek.

During the years ended December 31, 2017 and 2016, the Company had no revenues, but was actively pursuing the development and commercialization of its patented sensor technologies.

NOTE 2 - Significant Accounting Policies

Going Concern Uncertainty

As shown in the accompanying financial statements, during the year ended December 31, 2017, the Company did not generate any revenues and reported a net comprehensive loss of $205,090. As of December 31, 2017, the Company’s current liabilities exceeded its current assets by $58,304. As of December 31, 2017, the Company had $8,025 of cash. There was an additional $10,650 cash, net of $4,000 accrued expenses, held by an officer of a Variable Interest Entity ("VIE") that has been consolidated into the Company's financial statements; these funds can be used only to settle obligations of the VIE.

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The Company will require additional funding during the next twelve months to finance the growth of its operations and achieve its strategic objectives. These factors, as well as the uncertain conditions that the Company faces relative to capital raising activities, create substantial doubt as to the Company’s ability to continue as a going concern. The Company is seeking to raise additional capital principally through private placement offerings and is targeting strategic partners in an effort to finalize the development of its products and begin generating revenues. The ability of the Company to continue as a going concern is dependent upon the success of future capital offerings or alternative financing arrangements and expansion of its operations. The accompanying financial statements do not include any adjustments that might be necessary should the Company be unable to continue as a going concern. Management is actively pursuing additional sources of financing sufficient to generate enough cash flow to fund its operations through calendar year 2018. However, management cannot make any assurances that such financing will be secured.

Basis of Presentation

The consolidated financial statements and accompanying notes are prepared in accordance with generally accepted accounting principles of the United States of America ("U.S. GAAP").

Principles of Consolidation

The Company has equity interests in the following entities, whose operations are consolidated into these financial statements:

DarkPulse Technology Holdings Inc, a New York corporation, ("Holdings") a wholly owned subsidiary, incorporated July 6, 2017.

DPTI owns 100% of DarkPulse Technologies International Inc, ("DPTINY") a New York corporation, incorporated on September 7, 2017. On or about September 18, 2017, the Company entered into a shareholder agreement with 3 investors, whereby the Company would own 50.2% of DPTINY and the investors would own 49.8%. On or about October 3, 2017, another investor entered into an agreement with DPTINY to fund it $37,500 for a 0.5% equity interest in DPTINY. On December 26, 2017, the Company's CEO incorporated another corporation named DarkPulse Technologies International Inc, ("DPTIDel") in Delaware. On or about April 16, 2018, seven investors and the Company entered into a new agreement whereby it was agreed that the investors would own 62.4% of DPTIDel, and the September 18, 2017 agreement with respect to DPTINY was considered null and void. Accordingly, the funding of $37,500 to DPTINY in October 2017 has been converted to an equity interest in DPTIDel as of April 2018. As of April 16, 2018, the Company owns approximately 37.6% of the shares of common stock of DPTIDel and 100% of the issued shares of Series A Preferred Stock of DPTIDel, pursuant to which the Company controls both DPTIDel and DPTINY.

The Company does not own any interest in DarkPulse East LLC, ("DPE") an entity organized on December 8, 2017 in Russia, by two of the shareholders of DPTIDel, to act as a sales organization to promote the Company's products within Russia. Each of the two shareholders own a 50% interest in DPE. During November and December 2017, DPTINY funded DPE a total of $20,650 to establish and launch the Company's business in Russia. The Company is considered to be the primary beneficiary of DPE based on implicit obligations to fund it, and accordingly, the operations of DPE are consolidated into these financial statements. During December 2017, one of the shareholders invested $67 in DPE, and there were bank charges of $16 related to opening a bank account. As of December 31, 2017, assets of the variable interest entity ("VIE") were cash held by an officer of $10,650, and the liabilities were marketing expenses of $4,000, all of which were all paid by January 10, 2018. The Company is not liable for obligations of the VIE, and creditors of the VIE do not have recourse to the general credit of the Company.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.

Such estimates and assumptions impact both assets and liabilities, including but not limited to: the valuation of intangible assets, estimates of tax assets, and the probability and potential magnitude of contingent liabilities.

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Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate, could change in the near term. Accordingly, actual results could differ significantly from estimates.

Fiscal Year

The Company's fiscal year-end is December 31.

Cash and Cash Equivalents

Cash and cash equivalents are carried at cost and represent cash on hand, demand deposits placed with banks or other financial institutions and all highly liquid investments with an original maturity of three months or less. The Company had no cash equivalents.

Risks related to cash

The Company maintains cash in bank and deposit accounts, which at times may exceed federally insured limits. The Company has not experienced any losses in such accounts. The Company believes it is not exposed to any significant credit risk on cash and cash equivalents.

Intangible Assets

The Company reviews intangibles held and used for possible impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. In evaluating the fair value and future benefits of its intangible assets, management performs an analysis of the anticipated undiscounted future net cash flow of the individual assets over the remaining amortization period. The Company recognizes an impairment loss if the carrying value of the asset exceeds the expected future cash flows.

Intangible Assets - Intellectual Property

The Company relies on patent laws and restrictions on disclosure to protect its intellectual property rights. As of December 31, 2017, the Company held 3 U.S. and foreign patents, which expire in calendar years 2025 through 2034 (depending on the payment of maintenance fees).

During the year ended December 31, 2016, the Company had recognized patent related expenses totaling $274,816, consisting of amortization expense of $65,947 and impairment expense of $208,869 related to an abandoned patent. During the year ended December 31, 2017, the Company had patent recognized patent related expenses of $51,028 for amortization expense. Patents costs are being amortized over the remaining life of each patent, which is from 7 to 16 years.

The issued patents cover a System and Method for Brillouin Analysis, a System and Method for Resolution Enhancement of a Distributed Sensor, and a Flexible Fiber Optic Deformation System Sensor and Method. Maintenance of intellectual property rights and the protection thereof is important to the Company's business. Any patents that may be issued may not sufficiently protect the Company's intellectual property, and any issued patents may be challenged by third parties. Other parties may independently develop similar or competing technology or design around any patents that may be issued to the Company. The Company cannot be certain that the steps it has taken will prevent the misappropriation of its intellectual property, particularly in foreign countries where the laws may not protect proprietary rights as fully as in the United States. Further, the Company may be required to enforce its intellectual property or other proprietary rights through litigation, which, regardless of success, could result in substantial costs and diversion of management's attention. Additionally, there may be existing patents of which the Company is unaware that could be pertinent to its business, and it is not possible to know whether there are patent applications pending that the Company's products might infringe upon, since these applications are often not publicly available until a patent is issued or published.

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The following is a summary of activity related to patents for the years ended December 31, 2017 and 2016:

Balance at January 1, 2016	$863,805

Amortization	(65,948)

Impairment	(208,869)

Balance at December, 31, 2016	588,988

Amortization	(51,028)

Balance at December 31, 2017	$537,960

The following is a summary of patents as of December 31, 2017 and 2016:

	2017	2016

Historical cost	$895,155	$895,155

Accumulated amortization	(357,195)	(306,167)

Carrying Value	$537,960	$588,988

Future expected amortization of intangible assets is as follows:

Year Ending December 31,
2018	$51,028
2019	51,028
2020	51,028
2021	51,028
2022	51,028
Thereafter	282,820
$537,960

Foreign Currency Exchange Rate Policy

The company translates monetary assets and liabilities (any item paid for or settled in foreign currency) into the United States Dollar at exchange rates prevailing on the balance sheet date. Non-monetary assets and liabilities are translated at the historical rate in effect when the transaction occurred. Revenues and expenses are translated at the spot rate on the date the transaction occurred. Exchange gains and losses from the translation of monetary items are included in unrealized gain/loss on Foreign Exchange as Other Comprehensive Loss.

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Income Taxes

The Company accounts for income taxes in accordance with ASC 740, Accounting for Income Taxes, as clarified by ASC 740-10, Accounting for Uncertainty in Income Taxes. Under this method, deferred income taxes are determined based on the estimated future tax effects of differences between the financial statement and tax basis of assets and liabilities given the provisions of enacted tax laws. Deferred income tax provisions and benefits are based on changes to the assets or liabilities from year to year. In providing for deferred taxes, the Company considers tax regulations of the jurisdictions in which the Company operates, estimates of future taxable income, and available tax planning strategies. If tax regulations, operating results or the ability to implement tax-planning strategies vary, adjustments to the carrying value of deferred tax assets and liabilities may be required. Valuation allowances are recorded related to deferred tax assets based on the "more likely than not" criteria of ASC 740.

ASC 740-10 requires that the Company recognize the financial statement benefit of a tax position only after determining that the relevant tax authority would more likely than not sustain the position following an audit. For tax positions meeting the "more-likely-than-not" threshold, the amount recognized in the financial statements is the largest benefit that has a greater than 50 percent likelihood of being realized upon ultimate settlement with the relevant tax authority.

The Company's U.S. subsidiaries were incorporated in 2017, and tax returns have not yet been filed. The Company does not anticipate a tax liability for the year 2017. All of the Company's tax years are still subject to audit.

Fair Value of Financial Instruments

The carrying amounts of the Company's financial assets and liabilities, such as cash, prepaid expenses, and accruals approximate their fair values because of the short maturity of these instruments. The Company believes the carrying value of its secured debenture payable approximates fair value because the terms were negotiated at arms length.

Recent Accounting Pronouncements

On May 28, 2014, the FASB issued ASU No. 2014-09, Revenue from Contracts with Customers, requiring an entity to recognize the amount of revenue to which it expects to be entitled for the transfer of promised goods or services to customers. The updated standard will replace most existing revenue recognition guidance in U.S. GAAP when it becomes effective and permits the use of either the retrospective or cumulative effect transition method. Early adoption is not permitted. The updated standard is effective for us in the first quarter of fiscal 2018. The Company will assess the impact at the time contracts with customers are executed.

On February 25, 2016, the FASB issued Accounting Standards Update No. 2016-02, Leases (Topic 842). The new guidance establishes the principles to report transparent and economically neutral information about the assets and liabilities that arise from leases. The updated standard is effective for us in the first quarter of 2019. The Company will assess the impact at the time leases are executed.

With the exception of the new standards discussed above, there have been no other recent accounting pronouncements or changes in accounting pronouncements during the year ended December 31, 2017, that are of significance or potential significance to us.

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NOTE 3 - Debenture

The Company issued a convertible Debenture to the University (see Note 1) in exchange for the Patents assigned to the Company, in the amount of Canadian $1,500,000, or US $1,491,923 on December 16, 2010, the date of the Debenture. On April 24, 2017 the Company issued a replacement secured term Debenture in the same C$1,500,000 amount as the original Debenture. The interest rate is the Bank of Canada Prime overnight rate plus 1% per annum. The Debenture has an initial required payment of Canadian $42,000 due on April 24, 2018 for reimbursement to the University of its research and development costs. Interest-only maintenance payments are due annually starting after April 24, 2018. Payment of the principal begins on the earlier of (a) three years following two consecutive quarters of positive earnings before interest, taxes, depreciation and amortization, (b) six years from April 24, 2017, or (c) in the event the Company fails to raise defined capital amounts or secure defined contract amounts by April 24 in the years 2018, 2019, and 2020. The Company has raised funds in excess of the amount required by April 24, 2018 . The principal repayment amounts will be due quarterly over a six year period in the amount of Canadian Dollars $62,500. The Debenture is secured by the Patents assigned by the University to the Company by an Assignment Agreement on December 16, 2010. The Company has pledged the Patents, and granted a lien on them pursuant to an Escrow Agreement dated April 24, 2017, between the Company and the University.

The Debenture was initially recorded at the $1,491,923 equivalent US Dollar amount of Canadian $1,500,000 as of December 16, 2010, the date of the original Debenture. The liability is being adjusted quarterly based on the current exchange value of the Canadian dollar to the US dollar at the end of each quarter. The adjustment is recorded as unrealized gain or loss in the change of the value of the two currencies during the quarter. The amounts recorded as an unrealized loss for the years ended December 31, 2017 and December 31, 2016 were $77,226 and $32,555 respectively. These amounts are included in Accumulated Other Comprehensive Loss in the Equity section of the consolidated balance sheet, and as Unrealized Loss on Foreign Exchange on the consolidated statement of comprehensive loss. The Debenture also includes a provision requiring the Company to pay the University a two percent (2% ) royalty on sales of any and all products or services which incorporate the Patents for a period of five (5) years from April 24, 2018.

For the years ended December 31, 2017, and 2016, the Company recorded interest expense of $32,296 and $0 respectively.

As of December 31, 2017 the debenture liability totaled $1,193,015, all of which was long term. As of December 31, 2016, the debenture liability totaled $1,115,790, all of which was long term.

Future minimum required payments over the next 5 years and thereafter are as follows:

Year Ending December 31,
2018	$0
2019	0
2020	0
2021	0
2022	0
2023 and after	$1,193,015
Total	$1,193,015

NOTE 4 - Stockholders' Deficit

Common stock

As of December 31, 2017, and 2016, there were 100 shares of common stock issued and outstanding.

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Interests in Subsidiaries

On or about September 18, 2017 the Company entered into a shareholder agreement with three investors, whereby the Company would own 50.2% of DPTINY and the investors would own 49.8%. On or about October 3, 2017, DPTINY entered into an agreement with another investor whereby the investor would invest $37,500 for a 0.5% equity interest in DPTINY. In December 2017 the Company and the investors agreed to cancel the September agreement and the October agreement, and in April 2018 entered into a new agreement to incorporate DarkPulse Technologies International Inc. in Delaware ("DPTIDel"), to replace DPTINY, and the investments made in DPTINY were transferred to DPTIDel. As of April 16, 2018 the Company owns approximately 37.6% of DPTIDel, and controls it by ownership of preferred stock that has super voting rights. DPTIDel owns 100% of DPTINY.

NOTE 5 - PROVISION FOR INCOME TAXES

The provision (benefit) for income taxes for the years ended December 31, 2017 and 2016 differs from the amount which would be expected as a result of applying the statutory tax rates to the losses before income taxes due primarily to the valuation allowance to fully reserve net deferred tax assets.

The following table summarizes the significant differences between statutory rates for the years ended December 31,2017 and 2016:

	2017	2016
Statutory tax rate:
U.S.	34.00%	34.00%
State taxes	3.63%	3.63%
Change in valuation allowance:	(37.63)%	(37.63)%
	–%	–%

The Company’s deferred tax assets and liabilities as of December 31, 2017 and 2016 are as follows:

	2017	2016
Deferred Tax (Liabilities):
Net operating losses	150,328	179,173
Intangible assets	(208)	2,921
Less: Valuation allowance	(150,120)	(182,094)
	$–	$–

The Company has approximately $626,000 non-capital income tax losses as of September 30, 2018 which begin to expire in the year 2037.

The Company calculates its income tax expense by estimating the annual effective tax rate and applying that rate to the year-to-date ordinary income (loss) at the end of the period. The Company records a tax valuation allowance when it is more likely than not that it will not be able to recover the value of its deferred tax assets. For the years ended December 31, 2017 and 2016, the Company calculated its estimated annualized effective tax rate at 0% and 0%, respectively, for both the United States and Canada. The Company had no income tax expense on its losses for the years ended December 31, 2017 and 2016, respectively.

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The Company recognizes the financial statement benefit of a tax position only after determining that the relevant tax authority would more likely than not sustain the position following an audit. For tax positions meeting the more-likely-than-not threshold, the amount recognized in the financial statements is the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement with the relevant tax authority. The Company recognizes interest accrued on uncertain tax positions as well as interest received from favorable tax settlements within interest expense. The Company recognizes penalties accrued on unrecognized tax benefits within selling, general and administrative expenses. As of December 31, 2017 and 2016, the Company had no uncertain tax positions.

On December 22, 2017, the Tax Cuts and Jobs Act (the “Act”) was signed into law. The Act decreases the U.S. corporate federal income tax rate from a maximum of 35% to a flat 21% effective January 1, 2018. The impact of the re-measurement on the Corporation’s net deferred tax asset, as of December 31, 2017, was an approximately $84,000 decrease in net deferred tax assets, with a corresponding decrease in the Company’s valuation allowance, and no impact on income tax expense. The Act also includes a number of other provisions including, among others, the elimination of net operating loss carrybacks and limitations on the use of future losses, the repeal of the Alternative Minimum Tax regime and the repeal of the domestic production activities deduction. These provisions are not expected to have a material effect on the Corporation.

Given the significant complexity of the Act and anticipated additional implementation guidance from the Internal Revenue Service, further implications of the Act may be identified in future periods.

The Company does not anticipate any significant changes to the total amounts of unrecognized tax benefits in the next twelve months. The Company files income tax returns in New Brunswick, Canada, and the U.S. federal, New York, and Delaware jurisdictions. Tax years 2011 to current remain open to examination by Canadian authorities; the tax year 2017 remains open to examination by U.S. authorities.

NOTE 6 - Commitments and Contingencies

Potential Royalty Payments

The Company, in consideration of the terms of the debenture to the University of New Brunswick, shall pay to the University a two percent royalty on sales of any and all products or services which incorporate the Company's patents for a period of five years from April 24, 2018.

Potential Commission Payments

The Company, in consideration of the Strategic Alliance Agreement with Bravatek, for the purpose of promoting the Company’s products, will pay Bravatek sales commissions for clients introduced to the Company by Bravatek.

Legal Matters

On October 2, 2018, the Company received a demand for payment from Bravatek Solutions, Inc. for payment in the amount of $35,750 for software services provided in September 2018. The Company is not a party to any significant pending legal proceedings, and no other such proceedings are known to be contemplated. No director, officer or affiliate of the Company, and no owner of record or beneficial owner of more than 5.0% of the securities of the Company, or any associate of any such director, officer or security holder is a party adverse to the Company or has a material interest adverse to the Company in reference to pending litigation.

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NOTE 7 - Subsequent Events

The Company has evaluated subsequent events through November 16, 2018, which is the date the consolidated financial statements were available for issuance.

Since January 1, 2018, the following major events have occurred:

On February 8, 2018, the Company formed DarkPulse BVTK, LLC, a Virginia Limited Liability Company ("DPBVTK"), The Company has a 60% equity interest in the entity, and Bravatek Solutions, Inc has a 40% interest. The purpose of this joint venture is to develop, market, and sell products and services based on the Company's patented BOTDA dark-pulse technology. Both the CEO of the Company and the CEO of Bravatek manage the day to day operations of the joint venture.

On April 16, 2018, the Company initiated operations, in conjunction with overseas investors, of its 37.6% owned DPTIDel subsidiary, formed to develop, market, and sell products and services, to prospective customers located in Russia, based on the Company's patented BOTDA dark-pulse technology.

On April 27, 2018, the Company issued approximately 782 shares of common stock to five individuals and two entities, and reserved approximately 118 shares of common stock for an employee stock compensation plan. The 782 shares have an estimated fair value of $1,602,570.

On April 27, 2018, the Company entered into an agreement to merge with and into Klever Marketing, Inc., ("Klever") a publicly traded over-the-counter company. The agreement was modified on June 29, 2018. Klever secured financing for the closing of the Merger, and it closed on July 18, 2018. On July 20, 2018, Klever's name was changed to DarkPulse, Inc., ("DPI") and on September 4, 2018, DPI's stock symbol was changed to DPLS. On August 17, 2018, the Company amended the Merger Agreement effective July 18, 2018, to effect the merger by share exchange instead of by subsidiary merger. On July 17, 2018, Klever entered into a securities purchase agreement with Carebourn Capital L.P., ("Carebourn") issuing to Carebourn a convertible promissory note in the aggregate principal amount of $189,750 with a $24,750 original issue discount and $15,000 in transactional expenses due to Carebourn. The note bears interest at 12% per annum and may be converted into common shares of DPI's common stock at a conversion price equal to 60% of the average of the three lowest trading prices of the DPI's common stock during the 20 prior trading days. On July 18, 2018, the total outstanding 882 common shares of the Company were exchanged for 88,235 shares of Klever Marketing, Inc. Series D Preferred Stock. The Company is now a wholly owned subsidiary of DPI (formerly known as Klever Marketing, Inc.), a publicly traded company incorporated in Delaware.

On May 10, 2018, Holdings executed an option agreement with the Battelle Memorial Institute ("Battelle") for the option to negotiate a royalty-bearing license for new ultra high sensitivity sensors (UHSS) for detecting drugs, explosives, and chemical warfare agents. Battelle operates the Pacific Northwest National Laboratory (PNNL) under contract from the US Department of Energy (DOE). The portfolio of patents covered by the agreement provide the Company with the opportunity to improve trace detection needed by governments and private sector organizations throughout the world.

On May 11, 2018, Holdings and DPBVTK entered into an Assignment Agreement whereby Holdings assigned to DPBVTK the exclusive rights obtained under its option agreement with Battelle for DPBVTK to solicit research and development contracts with the United States government and its agencies for future inventions and products developed based upon the exclusive rights.

On July 27, 2018, DPI entered into a securities purchase agreement with Carebourn, issuing to Carebourn a convertible promissory note in the aggregate principal amount of $276,000 with a $36,000 original issue discount and $15,000 in transactional expenses due to Carebourn. The note bears interest at 12% per annum and may be converted into common shares of the Company's common stock at a conversion price equal to 60% of the average of the three lowest trading prices of the Company's common stock during the 20 prior trading days. As of the date the consolidated financial statements were available for issuance, DPI received $150,000 net cash, and $75,000 is due to be received.

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On August 20, 2018, the Company entered into a securities purchase agreement with More Capital LLC, ("More") issuing to More a convertible promissory note in the aggregate principal amount of $152,000 with a $20,000 original issue discount and $7,000 in transactional expenses due to More. The note bears interest at 12% per annum and may be converted into common shares of the Company's common stock at a conversion price equal to 60% of the average of the three lowest trading prices of the Company's common stock during the 20 prior trading days. As of the date the consolidated financial statements were available for issuance, DPI received $70,000 net cash, and $55,000 is due to be received.

On September 24, 2018, the Company entered into a securities purchase agreement with Auctus Fund, LLC, ("Auctus") issuing to Auctus a convertible promissory note in the aggregate principal amount of $100,000 with $10,250 in transactional expenses due to Auctus and its counsel. The note bears interest at 8% per annum and may be converted into common shares of the Company's common stock at a conversion price equal to 70% of the lowest trading price of the Company's common stock during the 20 prior trading days. The Company received $89,750 net cash on September 27, 2018.

On September 24, 2018, the Company entered into a securities purchase agreement with EMA Financial, LLC, ("EMA") issuing to EMA a convertible promissory note in the aggregate principal amount of $100,000 with a 6% original issue discount and $4,000 in transactional expenses due to EMA. The note bears interest at 8% per annum and may be converted into common shares of the Company's common stock at a conversion price equal to the lower of current market price, $0.25, or 70% of the lowest trading price of the Company's common stock during the 20 prior trading days. The Company received $90,000 net cash on September 28, 2018.

On September 24, 2018, the Company entered into a securities purchase agreement with FirstFire Global Opportunities Fund LLC, ("FirstFire") issuing to FirstFire a convertible promissory note in the aggregate principal amount of $247,500, with a $22,500 original issue discount and $5,000 in transactional expenses due to FirstFire's counsel. The note bears interest at 8% per annum and may be converted into common shares of the Company's common stock at a conversion price equal to the lower of $0.25, or 70% of the lowest trading price of the Company's common stock during the 20 prior trading days. The Company received $220,000 net cash on October 9, 2018.

On October 2, 2018, the Company received a demand for payment from Bravatek Solutions, Inc. for payment in the amount of $35,750 for software services.

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